PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Douglas G. Ober [1]
Daniel E. Emerson [1,3]	Landon Peters [2,3]
Edward J. Kelly, III [1,4]	John J. Roberts [1,2]
Thomas H. Lenagh [1,4]	Susan C. Schwab [1,3]
W.D. MacCallan [3,4]	Robert J.M. Wilson [1,3]
W. Perry Neff [2,4]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Nancy J.F. Prue	Vice President—Research
Lawrence L. Hooper, Jr.	Vice President, Secretary and General Counsel
Maureen A. Jones	Vice President and Chief Financial Officer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Price (3/31/03)	$19.19
Net Asset Value (3/31/03)	$20.45
Discount:	6.2%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2003

From Investment Income (paid or declared)	$0.17
From Net Realized Gains	0.09

Total	$0.26

2003 Dividend Payment Dates

March 1, 2003

June 1, 2003

September 1, 2003*

December 27, 2003*

*Anticipated

FIRST QUARTER REPORT

March 31, 2003

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Corporation for the three months ended March 31, 2003. In addition, there is a schedule of investments provided along with other financial information.

Net assets of the Corporation at March 31, 2003 were $20.45 per share on 21,460,567 shares outstanding, compared with $20.98 per share at December 31, 2002 on 21,510,067 shares outstanding. On March 1, 2003, a distribution of $0.13 per share was paid, consisting of $0.09 from 2002 long-term capital gain, $0.03 from 2002 investment income and $0.01 from 2003 investment income, all taxable in 2003. A 2003 income dividend of $0.13 per share has been declared to shareholders of record May 16, 2003, payable June 1, 2003.

Net investment income for the three months ended March 31, 2003 amounted to $1,627,272, compared with $1,608,637 for the same period in 2002. These earnings are equal to $0.08 per share on the average number of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 2003 amounted to $2,245,818, the equivalent of $0.10 per share.

The Annual Meeting, held on March 25, 2003 in Chicago, Illinois, was well attended by shareholders. The results of the voting at the Annual Meeting are shown on page 12.

As noted in a prior report, Mr. Richard F. Koloski retired from the Corporation effective March 31, 2003. Mr. Koloski had been with the Corporation for over twenty-four years, initially as an energy analyst. He was elected President and senior portfolio manager in 1986. Mr. Koloski’s years of service were recognized by the Board of Directors and shareholders at the Annual Meeting. His many contributions to the Corporation over the years are greatly appreciated by his colleagues and by the Board and his wisdom, particularly in the area of the energy industry, will be missed. We wish him the very best in his retirement.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 13 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 18, 2003

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $284,358,676)	$390,633,969
Short-term investments (cost $47,640,475)	47,640,475	$438,274,444

Cash		56,694
Securities lending collateral		38,293,707
Receivables:
Investment securities sold		12,500
Dividends and interest		489,582
Prepaid expenses and other assets		1,781,434

Total Assets		478,908,361

Liabilities
Investment securities purchased		190,988
Open written option contracts at value (proceeds $172,944)		117,325
Obligations to return securities lending collateral		38,293,707
Accrued expenses		1,344,590

Total Liabilities		39,946,610

Net Assets		$438,961,751

Net Assets
Common Stock at par value $1.00 per share, authorized 50,000,000 shares; issued and outstanding 21,460,567 shares		$21,460,567
Additional capital surplus		306,757,064
Undistributed net investment income		2,242,389
Undistributed net realized gain on investments		2,170,819
Unrealized appreciation on investments		106,330,912

Net Assets Applicable to Common Stock		$438,961,751

Net Asset Value Per Share of Common Stock		$20.45

* See Schedule of Investments on pages 8 and 9.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2003

(unaudited)

Investment Income
Income:
Dividends	$2,214,916
Interest and other income	160,764

Total income	2,375,680

Expenses:
Investment research	287,577
Administration and operations	165,733
Directors’ fees	58,500
Reports and stockholder communications	77,823
Transfer agent, registrar and custodian expenses	44,659
Auditing and accounting services	19,259
Legal services	2,279
Occupancy and other office expenses	64,096
Travel, telephone and postage	15,573
Other	12,909

Total expenses	748,408

Net Investment Income	1,627,272

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	2,245,818
Change in unrealized appreciation on investments	(12,449,695)

Net Loss on Investments	(10,203,877)

Change in Net Assets Resulting from Operations	$(8,576,605)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2003	Year Ended December 31, 2002
	(unaudited)
From Operations:
Net investment income	$1,627,272	$8,983,077
Net realized gain on investments	2,245,818	14,332,921
Change in unrealized appreciation on investments	(12,449,695)	(82,017,470)

Change in net assets resulting from operations	(8,576,605)	(58,701,472)

Dividends to Stockholders from:
Net investment income	(859,774)	(9,069,217)
Net realized gain from investment transactions	(1,934,492)	(14,302,830)

Decrease in net assets from distributions	(2,794,266)	(23,372,047)

From Capital Share Transactions:
Value of shares issued in payment of distributions	—	9,954,365
Cost of shares purchased (Note 4)	(942,841)	(3,097,181)

Change in net assets from capital share transactions	(942,841)	6,857,184

Total Decrease in Net Assets	(12,313,712)	(75,216,335)

Net Assets:
Beginning of period	451,275,463	526,491,798

End of period (including undistributed net investment income of $2,242,389 and $1,474,891, respectively)	$438,961,751	$451,275,463

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation’s investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation’s registration statement.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 2003 was $332,086,653, and net unrealized appreciation aggregated $106,360,735, of which the related gross unrealized appreciation and depreciation were $152,288,276 and $45,927,541, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2003 were $4,256,167 and $3,821,999, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of March 31, 2003 can be found on page 10.

Transactions in written covered call and collateralized put options during the three months ended March 31, 2003 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2002	625	$58,228	300	$32,392
Options written	450	57,598	900	137,445
Options terminated in closing purchase transactions	—	—	(100)	(10,143)
Options expired	(625)	(58,228)	(400)	(44,348)

Options outstanding, March 31, 2003	450	$57,598	700	$115,346

All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2002, the Corporation issued 521,854 shares of its Common Stock at a price of $19.075 per share (the average market price on December 9, 2002) to stockholders of record November 25, 2002 who elected to take stock in payment of the distribution from 2002 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2003 and 2002 were as follows:

	Shares		Amount
	Three months ended March 31, 2003	Year ended December 31, 2002	Three months ended March 31, 2003	Year ended December 31, 2002
Shares issued in payment of dividends	—	521,854	$ —	$9,954,365
Shares purchased (at a weighted average discount from net asset value of 8.5% and 8.9%, respectively)	(49,500)	(159,350)	(942,841)	(3,097,181)

Net change	(49,500)	362,504	$(942,841)	$6,857,184

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of the 64,400 shares of Common Stock held by the Corporation at March 31, 2003 and the 14,900 shares of Common Stock held at December 31, 2002 amounted to $1,228,058 and $285,217 on each respective date.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation’s Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2003, there were 152,012 options outstanding at a weighted average exercise price of $18.0662 per share. During the three months ended March 31, 2003, the Corporation granted options including stock appreciation rights for 21,258 shares of Common Stock with an exercise price of $19.285. Stock options and stock appreciation rights relating to 25,943 shares, and having a weighted average exercise price of $19.4609, were cancelled. At March 31, 2003, there were outstanding exercisable options to purchase 56,746 common shares at $9.0317-$25.2538 per share (weighted average price of $16.0757) and unexercisable options to purchase 90,581 common shares at $11.6367-$25.2538 per share (weighted average price of $19.0276). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.6275 years and 6.9297 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the three months ended March 31, 2003 was $(6,322). At March 31, 2003, there were 279,614 shares available for future option grants.

5.    RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Corporation’s current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. As of March 31, 2003, the plan assets, consisting primarily of investments in individual stocks, bonds and mutual funds were $3,916,196. In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term expected rate of return on plan assets was 8.0%. The projected benefit obligation as of March 31, 2003 was $4,233,752. Prepaid pension cost included in other assets at March 31, 2003 was $1,445,775.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6.    EXPENSES

The cumulative amount of accrued expenses at March 31, 2003 for employees and former employees of the Corporation was $1,003,980. Aggregate remuneration paid or accrued during the three months ended March 31, 2003 to key employees and directors amounted to $308,378.

7.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers,  secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2003, the Corporation had securities on loan of $36,408,208 and held collateral of $38,293,707, consisting of cash, repurchase agreements, and commercial paper.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)		Year Ended December 31
	March 31, 2003	March 31, 2002
			2002	2001	2000	1999	1998
Per Share Operating Performance*

Net asset value, beginning of period	$20.98	$24.90	$24.90	$32.69	$26.32	$22.87	$27.64

Net investment income	0.08	0.08	0.42	0.49	0.37	0.48	0.55

Net realized gains and change in unrealized appreciation (depreciation) and other changes	(0.48)	1.44	(3.20)	(6.81)	7.67	4.67	(3.73)

Total from investment operations	(0.40)	1.52	(2.78)	(6.32)	8.04	5.15	(3.18)

Less distributions

Dividends from net investment income	(0.04)	(0.04)	(0.43)	(0.43)	(0.39)	(0.48)	(0.52)

Distributions from net realized gains	(0.09)	(0.09)	(0.68)	(1.07)	(1.35)	(1.07)	(1.01)

Total distributions	(0.13)	(0.13)	(1.11)	(1.50)	(1.74)	(1.55)	(1.53)

Capital share repurchases	—	—	0.01	0.06	0.28	0.01	—

Reinvestment of distributions	—	—	(0.04)	(0.03)	(0.21)	(0.16)	(0.06)

Total capital share transactions	—	—	(0.03)	0.03	0.07	(0.15)	(0.06)

Net asset value, end of period	$20.45	$26.29	$20.98	$24.90	$32.69	$26.32	$22.87

Per share market price, end of period	$19.19	$25.25	$19.18	$23.46	$27.31	$21.50	$20.42

Total Investment Return

Based on market price	0.7%	8.2%	(13.7)%	(8.7)%	36.1%	13.3%	(10.0)%

Based on net asset value	(1.9)%	6.1%	(11.1)%	(19.0)%	33.1%	23.8%	(11.1)%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$438,962	$556,010	$451,275	$526,492	$688,173	$565,075	$474,821

Ratio of expenses to average net assets	0.68%†	0.62%†	0.49%	0.35%	0.59%	0.43%	0.31%

Ratio of net investment income to average net assets	1.47%†	1.22%†	1.84%	1.67%	1.24%	1.86%	2.13%

Portfolio turnover	3.89%†	2.68%†	9.69%	6.74%	7.68%	11.89%	12.70%

Number of shares outstanding at end of period (in 000’s)*	21,461	21,148	21,510	21,148	21,054	21,471	20,762

*Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000. Certain prior year amounts have been reclassified to conform to current year presentation.

†Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

March 31, 2003

(unaudited)

	Shares	Value (A)
Stocks And Convertible Securities — 89.0%
Energy — 77.6%
Internationals — 26.5%
BP plc ADR (B)	500,000	$19,295,000
ChevronTexaco Corp.	300,000	19,395,000
Exxon Mobil Corp.	1,050,000	36,697,500
Royal Dutch Petroleum Co.	660,000	26,895,000
“Shell” Transport and Trading Co., plc ADR	150,000	5,433,000
TotalFinaElf ADR (B)	140,000	8,857,800

		116,573,300

Domestics — 7.0%
Amerada Hess Corp.	50,000	2,213,000
ConocoPhillips	140,310	7,520,616
Kerr McGee Corp.	177,153	7,194,183
Murphy Oil Corp.	140,000	6,183,800
Unocal Capital Trust $3.125 Conv. Pfd.	72,540	3,545,393
Unocal Corp.	150,000	3,946,500

		30,603,492

Producers — 13.8%
Anadarko Petroleum Corp.	250,000	11,375,000
Apache Corp.	147,000	9,075,780
Devon Energy Corp. (B)	80,000	3,857,600
EOG Resources, Inc.	200,000	7,912,000
Noble Energy	125,000	4,286,250
Occidental Petroleum Corp.	175,000	5,243,000
Ocean Energy, Inc.	480,000	9,600,000
Pioneer Natural Resources Co. (C)	235,000	5,898,500
Stone Energy Corp. (C)	104,300	3,502,394

		60,750,524

Distributors — 17.2%
Atmos Energy Corp.	139,500	2,965,770
Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (B)	160,000	2,016,000
Duke Energy Corp. (B)	115,000	1,672,100
El Paso Corp. (B)	210,000	1,270,500
Energen Corp.	250,000	8,015,000
Equitable Resources Inc.	361,000	13,541,110
Keyspan Corp.	220,000	7,095,000
Kinder Morgan, Inc.	162,500	7,312,500
MDU Resources Group, Inc.	200,000	5,584,000
National Fuel Gas Co.	200,000	4,374,000

	Shares	Value (A)

New Jersey Resources Corp.	277,500	$9,060,375
Northwestern Corp. (B)(C)	200,000	420,000
Questar Corp. (B)	268,000	7,924,760
TECO Energy, Inc. (B)	200,000	2,126,000
Williams Companies, Inc. 9.0% FELINE PACS due 2005	120,000	1,119,600
Williams Companies, Inc.	200,000	916,000

		75,412,715

Services — 13.1%
Baker Hughes, Inc. (B)	130,000	3,890,900
BJ Services Co. (B)(C)	380,000	13,068,200
Core Laboratories N.V. (B)(C)	209,400	2,177,760
GlobalSantaFe Corp.	200,000	4,130,000
Grant Prideco Inc. (C)	308,000	3,714,480
Nabors Industries Ltd. (B)(C)	180,000	7,176,600
Noble Corp. (C)	135,000	4,241,700
Schlumberger Ltd.	190,000	7,221,900
Transocean Inc.	200,000	4,090,000
Weatherford International, Ltd. (B)(C)	205,000	7,742,850

		57,454,390

Basic Industries — 11.4%
Basic Materials & Other — 8.6%
Albemarle Corp.	200,000	4,870,000
Arch Coal Inc. (B)	240,000	4,562,400
Engelhard Corp.	124,900	2,675,358
General Electric Co.	350,000	8,925,000
Ingersoll-Rand Co. Ltd.	100,000	3,859,000
Philadelphia Suburban Corp.	305,000	6,694,750
Rohm & Haas Co.	200,000	5,956,000

		37,542,508

Paper and Forest Products — 2.8%
Boise Cascade Corp. 7.5% ACES due 2004	51,000	1,962,990
Boise Cascade Corp.	205,000	4,479,250
MeadWestvaco Corp. (B)	60,000	1,366,800
Temple-Inland Inc. (B)	120,000	4,488,000

		12,297,040

Total Stocks And Convertible Securities
(Cost $284,358,676) (D)		390,633,969

SCHEDULE OF INVESTMENTS (continued)

March 31, 2003

(unaudited)

	Prin. Amt.	Value (A)

Short-Term Investments — 10.9%
U.S. Government Obligations — 1.6%
U.S. Treasury Bills, 1.10%, due 5/22/03	$7,000,000	$6,989,092

Certificates of Deposit — 2.3%
Mercantile-Safe Deposit & Trust Co., 1.10-1.15%, due 5/27/03-6/25/03	10,000,000	10,000,000

Commercial Paper — 7.0%
AIG Funding, Inc., 1.22-1.24%, due 4/8/03-4/15/03	4,050,000	4,048,551
ChevronTexaco Corp., 1.23%, due 4/15/03	3,700,000	3,698,230
Coca-Cola Enterprises, Inc., 1.21-1.24%, due 4/10/03-4/22/03	5,000,000	4,997,555
GMAC MINT, 1.21%, due 4/22/03	3,050,000	3,047,847
GMAC New Center Asset Trust, 1.23%, due 4/24/03	1,950,000	1,948,468
General Electric Capital Corp., 1.23-1.25%, due 4/3/03-4/29/03	4,675,000	4,673,147

	Prin. Amt.	Value (A)

International Lease Finance Corp., 1.20%, due 5/13/03	$1,195,000	$1,193,327
Toyota Motor Credit Corp., 1.20%, due 4/29/03	5,000,000	4,995,333
Wells Fargo Financial, Inc., 1.18%, due 4/17/03	2,050,000	2,048,925

		30,651,383

Total Short-Term Investments
(Cost $47,640,475)		47,640,475

Total Investments — 99.9%
(Cost $331,999,151)		438,274,444
Cash, receivables and other assets, less liabilities — 0.1%		687,307

Net Assets—100.0%		$438,961,751

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some or all of these securities are on loan. See Note 7 to Financial Statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at March 31, 2003 covering open call option contracts written was $2,211,505. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $2,775,000.

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2003  (unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS

150	Apache Corp.	$71.38	Jul	03	$4,574
100	Murphy Oil Corp.	50	Jul	03	1,500
200	Nabors Industries Ltd.	45	Jun	03	(2,801)

450					3,273

COLLATERALIZED PUTS

100	Baker Hughes, Inc.	27.50	Apr	03	10,500
100	ConocoPhillips	45	May	03	18,999
150	EOG Resources, Inc.	35	Apr	03	16,249
100	Ingersoll-Rand Co. Ltd.	32.50	Jun	03	2,100
150	TotalFinaElf ADR	60	May	03	(8,101)
100	Weatherford International, Ltd.	30	May	03	12,599

700					52,346

					$55,619

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2003

(unaudited)

	Shares
	Additions		Reductions	Held March 31, 2003
Albemarle Corp.	10,000			200,000
Apache Corp.	7,000	(1)	14,000	147,000
Arch Coal Inc.	30,000			240,000
Baker Hughes, Inc.	20,000			130,000
BP plc ADR	18,000			500,000
Ingersoll-Rand Co. Ltd.	30,000			100,000
TotalFinaElf ADR	15,000			140,000
BJ Services Co.			20,000	380,000
Nabors Industries Ltd.			20,000	180,000
Ocean Energy, Inc.			70,000	480,000

(1)	By stock dividend.

HISTORICAL FINANCIAL STATISTICS

December 31	Value of Net Assets	Shares Outstanding*	Net Asset Value per Share*	Dividends from Net Investment Income per Share*		Distributions from Net Realized Gains per Share*
1993	$355,836,592	18,010,007	$19.76	$.55		$.87
1994	332,279,398	18,570,450	17.89	.61		.79
1995	401,404,971	19,109,075	21.01	.58		.81
1996	484,588,990	19,598,729	24.73	.55		.88
1997	556,452,549	20,134,181	27.64	.51		1.04
1998	474,821,118	20,762,063	22.87	.52		1.01
1999	565,075,001	21,471,270	26.32	.48		1.07
2000	688,172,867	21,053,644	32.69	.39		1.35
2001	526,491,798	21,147,563	24.90	.43		1.07
2002	451,275,463	21,510,067	20.98	.43		.68
March 31, 2003 (unaudited)	438,961,751	21,460,567	20.45	.17	†	.09

*	Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000.
†	Paid or declared.

Common Stock

Listed on the New York Stock Exchange

and the Pacific Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Accountants: PricewaterhouseCoopers LLP

Transfer Agent, Registrar & Custodian of Securities: The Bank of New York

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 25, 2003. For those nominated, the following votes were cast for directors:

	votes for	votes withheld
(A) Enrique R. Arzac:	18,941,452	557,584

(B) Daniel E. Emerson:	18,870,342	628,694

(C) Edward J. Kelly, III:	18,918,204	580,832

(D) Thomas H. Lenagh:	18,804,943	694,093

(E) W.D. MacCallan:	18,882,929	616,107

(F) W. Perry Neff:	18,863,848	635,188

(G) Douglas G. Ober:	18,933,169	565,867

(H) Landon Peters:	18,907,928	591,108

(I) John J. Roberts:	18,824,797	674,239

(J) Susan C. Schwab:	18,902,859	596,177

(K) Robert J.M. Wilson:	18,827,276	671,760

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the firm of independent accountants of the Corporation for 2003 was approved with 19,050,299 votes for, 235,528 votes against, and 213,209 votes abstaining.

A proposal to approve an amendment to the Corporation’s Stock Option Plan to extend the term of the Plan for an additional three years was approved with 16,947,663 votes for, 2,106,442 votes against, and 444,931 votes abstaining.

A stockholder proposal to request the Board of Directors to consider placing performance limitations on when stock option grants may be awarded to the Corporation’s investment personnel was defeated. Of the 11,257,492 shares that were voted on this proposal (abstentions are not included in this calculation), 3,356,791 shares (29.8%) were voted for, and 7,900,701 shares (70.2%) were voted against. 688,304 shares abstained. Of the total number of shares outstanding as of February 14, 2003, the record date for the meeting, 15.6 per cent were voted for the proposal.

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment	$7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends**
Service Fee	10% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping	Included
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in “street” name, The Bank of New York’s Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in the Plan  or contact The Bank of New York about the BuyDIRECT Plan.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, Secretary and General Counsel

Seven St. Paul Street, Suite 1140,

Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

The Bank of New York

Address Shareholder Inquiries to:

Shareholder Relations Department

P.O. Box 11258 Church Street Station

New York, NY 10286

(866) 723-8330

Website: www.stockbny.com

E-mail: Shareowners@bankofny.com

Send Certificates for Transfer

and Address Changes to:

Receive and Deliver Department

P.O. Box 11002 Church Street Station

New York, NY 10286

*BuyDIRECT is a service mark of The Bank of New York.

**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock. There would be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.